UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

MERSANA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Mersana Therapeutics, Inc.
840 Memorial Drive
Cambridge, MA 02139
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
The 2020 Annual Meeting of Stockholders of Mersana Therapeutics, Inc. (the “Company” or “Mersana”) will be held on Friday, June 12, 2020, at 9:00 a.m. ET. Due to the ongoing COVID-19 pandemic and in the best interest of public health and the health and safety of our Board of Directors, employees and stockholders, we are holding a virtual-only meeting. Stockholders can attend the meeting via the Internet at www.virtualshareholdermeeting.com/MRSN2020 and submit questions and vote shares electronically at the Annual Meeting. Details regarding how to attend and vote at the Annual Meeting are more fully described in the Notice Regarding Availability of Proxy Materials, your proxy card and our proxy statement. The 2020 Annual Meeting will be held for the purpose of considering and voting on the following two company-sponsored proposals:
1.
To elect Lawrence M. Alleva, David Mott, and Anna Protopapas, as Class III directors, each for a three-year term.

2.
To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.

We will also consider and act upon any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof.
Our Board of Directors recommends that you vote “for” each of the nominees for Class III directors (proposal no. 1) and “for” ratification of the proposed independent registered public accounting firm (proposal no. 2).
Each outstanding share of the Company’s common stock (Nasdaq: MRSN) entitles the holder of record at the close of business on April 15, 2020, to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Whether or not you expect to attend the virtual-only Annual Meeting, we urge you to vote your shares by following the instructions in the Important Notice Regarding the Availability of Proxy Materials that you previously received and submit your proxy by the Internet or telephone or by signing, dating and returning the proxy card included in these materials in order to ensure that your vote is recorded. If you choose to attend the virtual-only Annual Meeting, you may still vote your shares during the Annual Meeting, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in a bank or brokerage account, please refer to the materials provided by your bank or broker for voting instructions.
All stockholders are extended a cordial invitation to attend the virtual-only Annual Meeting.
By Order of the Board of Directors
Anna Protopapas
Chief Executive Officer, President and Director
April 20, 2020

i

Mersana Therapeutics, Inc.
840 Memorial Drive
Cambridge, MA 02139
PROXY STATEMENT FOR 2020 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Friday, June 12, 2020 at 9:00 a.m. ET
This proxy statement, along with the accompanying Notice of 2020 Annual Meeting of Stockholders, contains information about the 2020 Annual Meeting of Stockholders of Mersana Therapeutics, Inc., including any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. We are holding the Annual Meeting at 9:00 a.m. ET via the Internet at www.virtualshareholdermeeting.com/MRSN2020.
In this proxy statement, we refer to Mersana Therapeutics, Inc. as “Mersana,” “the Company,” “we,” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.
On or about April 20, 2020, we made available this proxy statement and the attached Notice of 2020 Annual Meeting of Stockholders to all stockholders entitled to vote at the Annual Meeting, and we began sending the proxy card and the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting. Although not part of this proxy statement, we have also made available with this proxy statement our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, containing our financial statements for the fiscal year ended December 31, 2019.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 12, 2020
This proxy statement and our Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available that appears on your proxy card.
Additionally, you can find a copy of our Annual Report on Form 10-K on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” tab of the “Investors & Media” section of our website at www.mersana.com. You may also obtain a printed copy of our Annual Report, free of charge, by sending a written request to: Mersana Therapeutics, Inc., 840 Memorial Drive, Cambridge, MA 02139, Attention: Secretary. Exhibits, if any, will be provided upon written request and payment of an appropriate processing fee.
EXPLANATORY NOTE
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and therefore we are permitted and intend to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include reduced disclosure obligations regarding executive compensation. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.
We could be an emerging growth company through 2022, although circumstances could cause us to lose that status earlier, including if the market value of our common stock held by non-affiliates exceeds $700.0 million as of any June 30 before that time or if we have total annual gross revenue of $1.07 billion or more during any fiscal year before that time, in which cases we would no longer be an emerging growth company as of the following December 31 or, if we issue more than $1.00 billion in non-convertible debt during any three-year period before that time, we would cease to be an emerging growth company immediately.
Why is the Company soliciting my proxy?
The Board of Directors of Mersana is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders to be held at 9:00 a.m. ET on June 12, 2020, via a live webcast at www.virtualshareholdermeeting.com/MRSN2020, including any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. This proxy statement along with the accompanying Notice of 2020 Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2020 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, because you owned shares of Mersana common stock on the record date.
When were this proxy statement and the accompanying materials sent to stockholders?
On or about April 20, 2020, we began sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting.
When is the record date for the Annual Meeting?
The Company’s Board of Directors has fixed the record date for the Annual Meeting as of the close of business on April 15, 2020. Only stockholders who owned our common stock at the close of business on April 15, 2020, are entitled to vote at the Annual Meeting. For ten days before the Annual Meeting, a list of stockholders entitled to vote will be available for inspection at our offices located at 840 Memorial Drive, Cambridge, MA 02139 and will also be available for examination during the Annual Meeting at www.virtualshareholdermeeting.com/MRSN2020 when you enter your 16-digit control number.

Why a virtual Annual Meeting?
Due to the ongoing public health impact of the COVID-19 pandemic and in the best interest of public health and the health and safety of our Board of Directors, employees and stockholders, we are holding a virtual-only Annual Meeting. Stockholders will be able to attend the Annual Meeting online and submit questions by visiting www.virtualshareholdermeeting.com/MRSN2020. Stockholders will also be able to vote their shares electronically during the Annual Meeting.
How do I attend the Annual Meeting?
Our Annual Meeting will begin promptly at 9:00 a.m. ET in a virtual meeting format at www.virtualshareholdermeeting.com/MRSN2020. To participate in the Annual Meeting, you will need the 16-digit control number included in your Notice Regarding the Availability of Proxy Materials, your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 9:00 a.m. ET. We encourage you to access the meeting prior to the start time. Online check-in will start 15 minutes before the meeting, and you should allow ample time for the check-in procedures. If your shares are held in a bank or brokerage account, instructions should also be provided on the voting instruction form provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the record date.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble Accessing the virtual Annual Meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.
How many votes can be cast by all stockholders?
A total of 58,942,277 shares of common stock of the Company were outstanding on April 15, 2020, and are entitled to be voted at the meeting. Each share of common stock is entitled to one vote on each matter.
How do I vote?
If you are a stockholder of record and your shares are registered directly in your name, you may vote:
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By Internet.   You may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided on the Important Notice Regarding the Availability of Proxy Materials or the proxy card.

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By Telephone.   If you live in the United States or Canada, you may vote by proxy by calling toll-free 1-800-690-6903 and by following the instructions provided on the proxy card. You must have the 16-digit control number that is on either the notice or the proxy card when voting.

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By Mail.   If you received a proxy card, complete and mail your proxy card in the postage prepaid envelope you receive, and return the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors and according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.

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By Attending the Virtual-only Annual Meeting.   You may vote your shares at www.virtualshareholdermeeting.com/MRSN2020 during the Annual Meeting. You will need the 16-digit control number that is on either the notice or the proxy card when voting and the instructions accompanying these proxy materials.

If your shares of common stock are held in street name through a broker, bank or other nominee, please follow the instructions you receive from them to vote your shares.
What are the Board’s recommendations on how to vote my shares?
The Board of Directors recommends a vote:
Proposal 1:
FOR the election of Lawrence M. Alleva, David Mott, and Anna Protopapas, as Class III directors.

Proposal 2:
FOR ratification of selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Who pays the cost for soliciting proxies?
Mersana will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock, as well as support for hosting of the virtual Annual Meeting. Mersana may solicit proxies by mail, personal interview, telephone or via the Internet through its officers, directors and other management employees, who will receive no additional compensation for such services.
Can I change my vote?
You may revoke your proxy at any time before it is voted by notifying the Secretary in writing, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility, or by attending the virtual-only Annual Meeting and following the instructions described above. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.
How is a quorum reached?
The presence, online or by proxy, of holders of at least a majority of the total number of outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (i.e., shares represented at the meeting held by brokers as to which instructions have not been received from the beneficial owners and, with respect to one or more but not all proposals, such brokers do not have discretionary voting power to vote such shares), if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.
What vote is required to approve each item?
Proposal 1: Elect Directors	As this is an uncontested election of directors, the director nominees must receive a greater number of shares voted FOR their election than shares voted AGAINST such election (i.e., a “majority” of the votes cast) to be elected directors. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote shares held by the firms in street name for the election of directors without instructions from beneficial owners. As a result, any shares not voted by a beneficial owner will be treated as broker non-votes. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Ratify Selection of our Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote shares held in street name on this proposal without instructions from beneficial owners. As a result, we do not expect there will be any broker non-votes on this matter. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, the Audit Committee of the Board of Directors will reconsider its selection.
If there are insufficient votes to approve these proposals, your proxy may be voted by the persons named in the proxy card to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal(s). If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy.
Could other matters be decided at the Annual Meeting?
Mersana does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.
What happens if the meeting is postponed or adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
What does it mean if I receive more than one proxy card or voting instruction form?
It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or vote in accordance with the instruction forms to ensure that all of your shares are voted.
Who should I call if I have any additional questions?
If you hold your shares directly, please call Eva Jack, Secretary of the Company, at (617) 498-0020. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view future proxy materials and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save Mersana the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of March 31, 2020 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each named executive officer (as set forth in the Summary Compensation Table below) and all directors and executive officers as a group. The number of shares beneficially owned by each entity or person is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of March 31, 2020 through the exercise of any stock options, warrants or other rights. Except as otherwise indicated, and subject to applicable common property laws, the persons in the table have sole voting and investment power with respect to all shares of common stock held by that person.
Shares of common stock subject to options, warrants or other rights that are now exercisable or are exercisable within 60 days after March 31, 2020 are considered outstanding for purposes of computing the percentage ownership of the persons holding these options, warrants or other rights but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. As of March 31, 2020, there were 48,006,049 shares of common stock outstanding. Unless otherwise indicated, the address for each beneficial owner is c/o Mersana Therapeutics, Inc., 840 Memorial Drive, Cambridge, MA 02139.
Name and address of beneficial owner(1)	Number of shares beneficially owned	Percentage of shares beneficially owned
5% or greater stockholders:
Entities Affiliated with New Enterprise Associates(2)	11,890,138	24.8%
Entities Affiliated with Biotechnology Value Fund, L.P.(3)	3,755,553	7.8%
Entities Affiliated with Sarissa Capital Management LP(4)	3,750,000	7.8%
Entities Affiliated with Venrock Healthcare Capital Partners II, L.P.(5)	2,483,903	5.2%
Entities Affiliated with BlackRock Inc.(6)	2,465,319	5.1%
Directors and named executive officers:
Lawrence M. Alleva(7)	48,773	*%
Willard H. Dere, M.D.(8)	29,768	*%
Brian DeSchuytner(9)	4,453	*%
Andrew A. F. Hack, M.D., Ph.D.(10)	52,430	*%
Kristen Hege, M.D.(11)	65,334	*%
Martin Huber, M.D.	0	0
Dirk Huebner, M.D.(11)	48,526	*%
David Mott(13)	46,831	*%
Anna Protopapas(14)	1,357,572	2.8%
All executive officers and directors as a group (12 persons)(15)	2,550,851	5.3%

*
Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Mersana Therapeutics, 840 Memorial Drive, Cambridge, Massachusetts 02139.

(2)
As reported on a Schedule 13D/A, filed with the SEC on March 14, 2019, by New Enterprise Associates 14, L.P. (“NEA 14”), NEA Partners 14, L.P. (“NEA Partners 14”), NEA 14 GP, LTD (“NEA 14 LTD”), Peter J. Barris, Forest Baskett, Anthony A. Florence, Jr., Patrick J. Kerins, David M. Mott, Scott D. Sandell and Peter W. Sonsini. The shares directly held by NEA 14 are indirectly held by NEA Partners 14, the sole general partner of NEA 14, NEA 14 LTD, the sole general partner of NEA Partners

14, and each of the individual directors of NEA 14 LTD. The individual directors of NEA 14 LTD (collectively, the “NEA 14 Directors”) are Peter J. Barris, Forest Baskett, Anthony A. Florence, Jr., Patrick J. Kerins, David Mott, Scott D. Sandell and Peter Sonsini. NEA 14, NEA Partners 14, NEA 14 LTD and the NEA 14 Directors share voting and dispositive power with regard to the Company’s securities directly held by NEA 14. All indirect holders of the above referenced securities disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest therein. The Company is aware that, subsequent to the filing of the Schedule 13D/A, David M. Mott left his position at New Enterprise Associates and is no longer deemed to beneficially own any shares of these shares. The address of New Enterprise Associates is 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093.
(3)
As reported on a Schedule 13G/A, filed with the SEC on February 14, 2020, by Biotechnology Value Fund, L.P. (“BVF”), BVF I GP LLC, Biotechnology Value Fund II, L.P. (“BVF2”), BVF II GP LLC, Biotechnology Value Trading Fund OS LP (“Trading Fund OS”), BVF Partners OS Ltd. (“Partners OS”), BVF GP Holdings LLC, BVF Partners L.P. (“Partners”), BVF Inc. and Mark N. Lampert (collectively, the “BVF Reporting Persons”). According to the Schedule 13G, as of close of business on December 31, 2019, the BVF Reporting Persons held 2,575,000 warrants exercisable for an aggregate of 2,575,000 shares. These warrants may not be exercised if, after such exercise, the BVF Reporting Persons would beneficially own, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, more than 9.99% of the number of shares then issued and outstanding (the “Beneficial Ownership Limitation”) of the Company. Such warrants have an initial exercise price of $0.0001 per share, subject to adjustment pursuant to the terms of the warrants. As of the close of business on December 31, 2019, the Beneficial Ownership Limitation does not limit the exercise of the warrants by the BVF Reporting Persons. According to the Schedule 13G, as of close of business on December 31, 2019, (i) BVF beneficially owned 1,899,294 shares, (ii) BVF I GP LLC beneficially owned 1,899,294 shares, (iii) BVF2 beneficially owned 1,479,018 shares, including 1,070,000 shares issuable upon the exercise of certain warrants, (iv) BVF II GP LLC beneficially owned 1,479,018 shares, and (v) Trading Fund OS beneficially owned 259,720 shares, (vi) Partners OS beneficially owned 259,720 shares, (vii) BVF GP Holdings LLC beneficially owned 3,378,312 shares, (viii) Partners beneficially owned 3,755,553, (ix) BVF Inc. beneficially owned 3,755,553 shares and (x) Mark N. Lampert beneficially owned 3,755,553 shares. Each BVF Reporting Person has shared voting power and shared dispositive power over the shares it beneficially owns. BVF GP, as the general partner of BVF, may be deemed to beneficially own the 1,899,294 shares beneficially owned by BVF. BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the 1,479,018 shares beneficially owned by BVF2. Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the 259,720 shares beneficially owned by Trading Fund OS. BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the 3,378,312 shares beneficially owned in the aggregate by BVF and BVF2. Partners, as the investment manager of BVF, BVF2, and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 3,755,553 shares beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and a certain Partners managed account (the “Partners Managed Account”), including 117,521 shares held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 3,755,553 Shares beneficially owned by Partners. Mr. Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 3,755,553shares beneficially owned by BVF Inc. BVF GP disclaims beneficial ownership of the shares beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the Shares beneficially owned by BVF2. Partners OS disclaims beneficial ownership of the Shares beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares beneficially owned by BVF and BVF2. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the Shares beneficially owned by BVF, BVF2, Trading Fund OS, and the Partners Managed Account, and the filing of this statement shall not be construed as an admission that any such person or entity is the beneficial owner of any such securities. The principal business address of (i) each of BVF, BVF2, Partners, BVF, Inc., and Mr. Lambert is 44 Montgomery St., 40th Floor, San Francisco, CA 94104, and (ii) Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(4)
As reported on a Schedule 13G, filed with the SEC on March 11, 2019, by Sarissa Capital Management LP (“Sarissa Capital”), Sarissa Capital Offshore Master Fund LP (“Sarissa Offshore”), Sarissa Capital Catapult Fund LLC (“Sarissa Catapult”), Sarissa Hawkeye Fund LP (“Sarissa Hawkeye” and together with Sarissa Offshore and Sarissa Catapult, the “Sarissa Funds”), and Alexander J. Denner, Ph.D. According to the Schedule 13G, Sarissa Offshore has sole voting power and sole dispositive power with regard to 2,531,000 shares. Sarissa Catapult has sole voting power and sole dispositive power with regard to 761,000 shares. Sarissa Hawkeye has sole voting power and sole dispositive power with regard to 458,000 shares. Sarissa Capital, as the investment advisor to the Sarissa Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the 3,750,000 shares held directly by the Sarissa Funds. By virtue of his position as the Chief Investment Officer of Sarissa Capital and by virtue of his control of the ultimate general partner of each of Sarissa Capital, Sarissa Offshore and Sarissa Hawkeye and of the managing member of Sarissa Catapult, Dr. Denner may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the 3,750,000 shares held directly by the Sarissa Funds. The principal business address of (i) each of Sarissa Capital, Sarissa Catapult, Sarissa Hawkeye and Dr. Denner is c/o Sarissa Capital Management LP, 660 Steamboat Road, Greenwich, CT 06830 and (ii) Sarissa Offshore is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands.

(5)
As reported on a Schedule 13G, filed with the SEC on December 23, 2019, by Venrock Healthcare Capital Partners II, L.P., VHCP Co-Investment Holdings II, LLC, Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC, VHCP Management II, LLC, VHCP Management III, LLC, Nimish Shah and Bong Koh. According to the Schedule 13G, as of December 20, 2019, these shares are owned directly as follows: 656,500 shares are owned by Venrock Healthcare Capital Partners II, L.P., 266,014 shares are owned by VHCP Co-Investment Holdings II, LLC, 1,419,555 shares are owned by Venrock Healthcare Capital Partners III, L.P. and 141,834 shares are owned by VHCP Co-Investment Holdings III, LLC. VHCP Management II, LLC is the general partner of Venrock Healthcare Capital Partners II, L.P. and the manager of VHCP Co-Investment Holdings II, LLC. VHCP Management III, LLC is the general partner of Venrock Healthcare Capital Partners III, L.P. and the manager of VHCP Co-Investment Holdings III, LLC. Messrs. Shah and Koh are the voting members of VHCP Management II, LLC and VHCP Management III, LLC. Each entity or individual has shared voting power and shared dispositive power over the shares it beneficially owns. The principal business address of each of Venrock Healthcare Capital Partners II, L.P., VHCP Co-Investment Holdings II, LLC, Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC, VHCP Management II, LLC and VHCP Management III, LLC is 7 Bryant Park, 23rd Floor, New York, NY 10018

(6)
As reported on a Schedule 13G, filed with the SEC on February 7, 2020, by BlackRock Inc. and certain subsidiaries (collectively, “BlackRock”). According to the Schedule 13G, as of December 31, 2019, BlackRock has (i) the sole power to vote or to direct the vote of 2,414,044 shares, and (ii) the sole power to dispose or to direct the disposition of 2,465,319 shares. The principal business address of BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.

(7)
Consists of 48,773 options to purchase common stock that are exercisable as of March 31, 2020, or will become exercisable within 60 days after such date.

(8)
Consists of 29,768 options to purchase common stock that are exercisable as of March 31, 2020, or will become exercisable within 60 days after such date.

(9)
Consists of 4,453 options to purchase common stock that are exercisable as of March 31, 2020, or will become exercisable within 60 days after such date.

(10)
Consists of 52,430 options to purchase common stock that are exercisable as of March 31, 2020, or will become exercisable within 60 days after such date.

(11)
Consists of 65,334 options to purchase common stock that are exercisable as of March 31, 2020, or will become exercisable within 60 days after such date.

(12)
Consists of 48,526 options to purchase common stock that are exercisable as of March 31, 2020, or will become exercisable within 60 days after such date.

(13)
Consists of 46,831 options to purchase common stock that are exercisable as of March 31, 2020, or will become exercisable within 60 days after such date.

(14)
Consists of (i) 72,263 shares of common stock held by the Kinney/Protopapas Irrevocable Trust, (ii) 137,530 shares of common stock and (iii) 1,147,779 options to purchase common stock that are exercisable as of March 31, 2020, or will become exercisable within 60 days after such date.

(15)
Consists partially of 924,418 options to purchase common stock that are exercisable as of March 31, 2020, or will become exercisable within 60 days after such date.

MANAGEMENT AND CORPORATE GOVERNANCE
BOARD COMPOSITION AND STRUCTURE
Our fifth amended and restated certificate of incorporation, or our certificate of incorporation, states that the Board of Directors shall consist of not fewer than three and not more than fifteen members, and the precise number of directors shall be fixed by a resolution of the Board of Directors. Each director holds office until his or her successor is duly elected and qualified or until his or her death, resignation or removal. Any vacancy in the Board of Directors, including a vacancy that results from an increase in the number of directors, may be filled by a vote of the majority of the directors then in office.
Our certificate of incorporation provides that the Board of Directors is divided into three classes of directors, with the classes as nearly equal in number as possible. Each of our directors identified below serves in the class indicated. Subject to any earlier resignation or removal in accordance with the terms of our certificate of incorporation and amended and restated bylaws, or bylaws, our Class I directors will serve until the 2021 annual meeting of stockholders, our Class II directors will serve until the 2022 annual meeting of stockholders and our Class III directors, if elected at the Annual Meeting, will serve until the 2023 annual meeting of stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by the Board of Directors among the three classes.
The Board of Directors is currently comprised of seven members. Below is a list of the names, ages as of March 31, 2020 and classification of the individuals who currently serve as our directors.
Name	Age	Position
Willard H. Dere	66	Director (Class I)
Martin Huber	60	Director (Class I)
Andrew A. F. Hack	46	Director (Class II)
Kristen Hege	56	Director (Class II)
Lawrence M. Alleva	70	Director (Class III)
David Mott	54	Chair of the Board of Directors (Class III)
Anna Protopapas	55	Director (Class III); Chief Executive Officer and President
DIRECTOR BIOGRAPHIES
Information concerning our directors is set forth below. The biographical description of each director includes the specific experience, qualifications, attributes and skills that led to the Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director.
CLASS III DIRECTOR NOMINEES
Lawrence M. Alleva has served as a member of our Board of Directors since September 2017. Prior to his retirement in June 2010, Mr. Alleva was employed by PricewaterhouseCoopers LLP for 39 years, including 28 years as a partner. Mr. Alleva served clients primarily in the technology sector, as well as pharmaceutical and biotechnology companies. Additionally, he served in a variety of office and regional practice leadership roles, most recently as ethics and compliance leader (assurance) for PwC from 2006 until his retirement. Mr. Alleva is a Certified Public Accountant (inactive). Mr. Alleva received a bachelor of science degree in accounting from Ithaca College and attended the Columbia University Executive MBA (non-degree) Program. Mr. Alleva also serves as a director for Bright Horizons Family Solutions Inc., Galera Therapeutics and Adaptimmune Therapeutics plc. He previously served as a director of TESARO, Inc., Mirna Therapeutics, Inc., and GlobalLogic, Inc., and chaired the audit committee for each of those companies. We believe that Mr. Alleva’s extensive experience and expertise working with public companies on corporate finance and accounting matters as a Certified Public Accountant, his experience serving on other corporate boards and his experience in a senior leadership role at PwC provide him with the qualifications and skills to serve as a director.
David Mott has served as Chair of our Board of Directors since July 2012. Mr. Mott is a private investor through Mott Family Capital. From September 2008 until his retirement in February 2020,

Mr. Mott served as a general partner of New Enterprise Associates, an investment firm focused on venture capital and growth equity investments, where he led the healthcare investing practice. From 1992 until 2008, Mr. Mott worked at MedImmune Limited, a biotechnology company and subsidiary of AstraZeneca Plc, and served in numerous roles during his tenure including from October 2000 to July 2008 as president and chief executive officer, and previously as chief financial officer, and as president and chief operating officer. During that time, Mr. Mott also served as executive vice president of AstraZeneca Plc from June 2007 to July 2008 following AstraZeneca Plc’s acquisition of MedImmune Limited in June 2007. Prior to joining MedImmune Limited, Mr. Mott was a vice president in the healthcare investment banking group at Smith Barney, Harris Upham & Co. Inc. Mr. Mott received a B.A. from Dartmouth College. Mr. Mott serves as the chairman of the board of directors for Adaptimmune Therapeutics plc, Ardelyx, Inc., Epizyme, Inc. and Imara Inc. He previously served as chairman of the board of directors of TESARO, Inc., until its sale, and he previously served as a member of the board of director of Nightstar Therapeutics, plc., until its sale. We believe that Mr. Mott’s leadership experience in the biotechnology industry, including his role as chief executive officer of MedImmune, as well as his venture capital experience, especially his experience investing in life sciences companies, and his financial experience, provide him with the qualifications and skills to serve as director.
Anna Protopapas has served as our President and Chief Executive Officer and as a director since March 2015. Prior to joining Mersana, from October 2010 to October 2014, Ms. Protopapas served as a member of the Executive Committee of Takeda Pharmaceutical Company Limited, a global pharmaceutical company, and held various senior management positions at the company, including serving as President of Millennium Pharmaceuticals, a wholly owned subsidiary of Takeda focused on oncology, where she was responsible for leading the oncology business, and Executive Vice President of Global Business Development, where she was responsible for global acquisitions, partnering, licensing and venture investing. From October 1997 to October 2010, Ms. Protopapas served in various positions at Millennium Pharmaceuticals, including as the Senior Vice President of Strategy and Business Development and a member of the Executive Committee, where she led the company’s business development initiatives. Ms. Protopapas currently serves on the board of directors and the compensation committee for Dicerna Pharmaceuticals, Inc., since her appointment in January 2019. Ms. Protopapas served on the board of directors of Bioverativ from February 2017 until its sale. Previously, she served on the board of directors for Ariad Pharmaceuticals from May 2015 until the sale of the company in January 2017 and served as the Chair of the Compensation Committee beginning in February 2016. She received a bachelor’s degree in science and engineering from Princeton University, a master’s in chemical engineering practice from the Massachusetts Institute of Technology and an M.B.A. from Stanford Graduate School of Business. We believe that Ms. Protopapas is qualified to serve as a member of our Board of Directors based on her experience in the pharmaceutical industry as well as her insight into our business as President and Chief Executive Officer of our company.
DIRECTORS WITH TERMS EXPIRING IN 2021 (CLASS I DIRECTORS)
Willard H. Dere, M.D., has served as a member of our Board of Directors since March 2018. Since November 2014, Dr. Dere has served as Professor of Internal Medicine, B. Lue and Hope S. Bettilyon Presidential Endowed Chair in Internal Medicine for Diabetes Research, Executive Director of Personalized Health and Co-Principal Investigator of the Center for Clinical and Translational Science at the University of Utah Health Sciences Center. Prior to that, he served at Amgen Inc., a biopharmaceutical company, as Senior Vice President, Global Development, from December 2004 to June 2007, and from April 2014 to October 2014, and as International Chief Medical Officer from January 2007 to April 2014. Before he joined Amgen in 2003, Dr. Dere served as Vice President of Endocrine, Bone and General Medicine Research and Development at Eli Lilly and Company, a biopharmaceutical company, where he also held various other roles in clinical pharmacology, regulatory affairs, and both early-stage translational, and late-stage clinical research. Dr. Dere earned his undergraduate and medical degrees at the University of California, Davis, completed his internal medicine residency training at the University of Utah, and completed his postdoctoral training in endocrinology and metabolism at the University of California, San Francisco. Dr. Dere serves on the board of directors of each of Radius Health, Inc., BioMarin Pharmaceutical Inc. and Seres Therapeutics, Inc. We believe that Dr. Dere’s research, clinical and regulatory biopharmaceutical leadership experience qualify him to serve as a director.

Martin Huber, M.D., has served as a member of our Board of Directors since April 2020. He previously served as Senior Vice President, Chief Medical Officer at TESARO, Inc., from September 2015 to January 2019, and after TESARO’s acquisition by GlaxoSmithKline plc, he served as SVP, Clinical, from January 2019 to April 2020. While at TESARO, he drove the expansion of the niraparib program and oversaw the company’s clinical testing of its immune-oncology agents. Prior to TESARO, Dr. Huber served as Vice President, Oncology Clinical Research at Merck Research Laboratories from 2012 to 2015. Prior to Merck, he served in roles of increasing responsibility at Schering-Plough, Hoffmann-La Roche and Rhone-Poulenc Rorer, where he led teams in the areas of oncology clinical development, drug safety and pharmacovigilance. He was previously an Assistant Professor of Oncology at the University of Texas M.D. Anderson Cancer Center. Dr. Huber received his medical degree from Baylor College of Medicine. We believe that Dr. Huber’s medical, clinical, and regulatory experience qualifies him to serve as a director.
DIRECTORS WITH TERMS EXPIRING IN 2022 (CLASS II DIRECTORS)
Andrew A. F. Hack, M.D., Ph.D., has served as a member of our Board of Directors since January 2017. Since March 2019, Dr. Hack has served as a Managing Director of Bain Capital Life Sciences, a private equity fund that invests in biopharmaceutical, specialty pharmaceutical, medical device, diagnostics, and enabling life science technology companies globally. Before joining Bain Capital, Dr. Hack was the Chief Financial Officer of Editas Medicine from July 2015 through March 2019. Previously, Dr. Hack served as a portfolio manager at Millennium Management, where he ran a healthcare hedge fund focused on biotechnology, pharmaceutical and medical device companies from May 2011 to June 2015. Prior to Millennium, Andrew was an analyst at HealthCor Management from December 2008 to May 2011. Prior to HealthCor Management, Dr. Hack was an analyst at Carlyle-Blue Wave Partners and a principal of the MPM BioEquities Fund. He started his investment career as an equity research analyst covering the biotechnology sector at Banc of America Securities after serving as Director of Life Sciences at Reify Corporation, a life science tools and drug discovery company. In addition, Dr. Hack has been a member of the Board of Directors of Allena Pharmaceuticals since June 2018, and serves as the Chair of its Audit Committee, and has been a member of the Board of Directors of Dynavax Technologies since August 2019, and serves as a member of its Audit Committee. Dr. Hack received his B.A. in biology with special honors from the University of Chicago, where he also received his M.D. and Ph.D. and was named the inaugural Frank Family Scholar. We believe that Dr. Hack’s financial background, as well as his experience in the biotechnology sector and his medical background, qualify him to serve as a member of our Board of Directors.
Kristen Hege, M.D., has served as a member of our Board of Directors since August 2016. Dr. Hege joined Celgene Corporation in 2010 as Vice President, Translational Development and is currently Senior Vice President, Early Clinical Development, Hematology/Oncology & Cell Therapy at Bristol Myers Squibb Company (following its acquisition of Celgene in 2019). She has also held an active faculty position at the University of California, San Francisco Medical Center since 1996, most recently as Clinical Professor of Medicine, Hematology/Oncology, serving in that role as a volunteer since 2008. Prior to Celgene, she served as Chief Medical Officer at Cellerant Therapeutics and Acting Chief Medical Officer at Aragon Pharmaceuticals and Theraclone Sciences. Dr. Hege was also a Vice President, Clinical Research and Development at Cell Genesys. Dr. Hege previously served as a volunteer-at-large director for the Society for Immunotherapy of Cancer from 2016 to 2019 and the BayBio/California Life Sciences Association from 2014 to 2016. She also previously served as a member of the board of directors at Arcus Biosciences from 2018 to 2019 and as a board observer for Flexus Biosciences from 2014 to 2015. Dr. Hege received a B.A. in Biochemistry from Dartmouth College summa cum laude, an M.D. from University of California, San Francisco and Board certification in Hematology and Medical Oncology from the University of California, San Francisco. We believe that Dr. Hege’s medical background and experience in the biotechnology industry qualify her to serve as a director.
Director Independence
Under Nasdaq Rule 5605, a majority of a listed company’s board of directors must generally be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions and phase-in provisions, each member of a listed company’s audit committee, compensation committee and nominating and corporate governance committee be independent and, in the case of the audit committee and compensation committee, satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board of Directors has determined that each director, other than Ms. Protopapas, representing six of our seven directors, is “independent” as that term is defined under Nasdaq Rule 5605(a)(2). The Board of Directors also determined that each of the current members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee satisfies the independence standards for such committee established by Rules 10A-3 and 10C-1 under the Exchange Act and the Nasdaq rules, as applicable. In making such determination, the Board of Directors considered the relationships that each such non-employee director has with the Company and all other facts and circumstances deemed relevant in determining their independence.
Board Membership Criteria
Our Nominating and Corporate Governance Committee is responsible for developing and recommending to our Board of Directors criteria for Board membership and, consistent with those criteria, recommending to the Board of Directors director candidates and nominees for the next annual meeting of stockholders. As reflected in our Corporate Governance Guidelines, it is the policy of the Board of Directors that all directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. The Board of Directors believes that each director should possess the requisite ability, judgment and experience to oversee the Company’s business, and should contribute to the overall diversity of the Board of Directors. The Board of Directors considers the qualifications of directors and director candidates individually and in the broader context of its overall composition and the Company’s current and anticipated future needs.
Board Meetings and Attendance
The Board of Directors held eight meetings during the year ended December 31, 2019. Each of the directors attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the year ended December 31, 2019 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee and excluding any meetings in which a director was an interested party).
The non-employee directors regularly meet in executive session during regularly scheduled Board of Directors meetings.
It is a policy of the Board of Directors that its members make every effort to attend our annual stockholder meetings.
Board of Directors Leadership Structure
Our current Board leadership structure separates the positions of Chief Executive Officer and Chair of the Board of Directors, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board of Directors, is primarily responsible for our operations and strategic direction, while our Board Chair, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight and strategic guidance. The Board believes that this is the most appropriate structure at this time but will make future determinations regarding whether or not to separate the roles of Chair and Chief Executive Officer based on then-current circumstances.
The Board of Directors’ Role in Risk Oversight
The Board of Directors plays an important role in risk oversight at Mersana through direct decision-making authority with respect to significant matters, as well as through the oversight of management by the

Board of Directors and its committees. In particular, the Board of Directors administers its risk oversight function through (1) the review and discussion of regular periodic reports by the Board of Directors and its committees on topics relating to the risks that Mersana faces, (2) the required approval by the Board of Directors (or a committee of the Board of Directors) of significant transactions and other decisions, (3) the direct oversight of specific areas of Mersana’s business by the Audit, Compensation and Nominating and Corporate Governance Committees and (4) regular periodic reports from the auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to Mersana’s internal control over financial reporting. The Board of Directors also relies on management to bring significant matters impacting Mersana to its attention.
Pursuant to the Audit Committee’s charter, the Audit Committee is responsible for reviewing and discussing with management and Mersana’s independent registered public accounting firm Mersana’s system of internal controls, its financial and critical accounting practices and its policies relating to risk assessment and management. As part of this process, the Audit Committee discusses Mersana’s major financial risk exposures and steps that management has taken to monitor and control such exposures. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters. The Audit Committee also oversees the integrity of the Company’s information technology systems, processes and data, and periodically reviews and assesses with management the adequacy of controls and security thereof, along with contingency plans in the event of a breakdown or security breach affecting the Company’s information technology systems.
The Board of Directors believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to Mersana’s operations. The Board of Directors acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks.
BOARD COMMITTEES
The Board of Directors has a standing Audit, Compensation and Nominating and Corporate Governance Committee, each of which is comprised solely of independent directors and is described more fully below. Each committee operates pursuant to a written charter, and each reviews and assesses the adequacy of its charter periodically and submits its charter to the Board of Directors for approval. The charter for each committee is available on our website (www.mersana.com) under the “Investors & Media — Corporate Governance” section.
The following table describes which directors serve on each of the Board of Directors’ committees.
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Lawrence M. Alleva	X(1)		X
Willard H. Dere	X		X(1)
Andrew A.F. Hack	X	X
Kristen M. Hege		X
Martin H. Huber			X
Dave M. Mott		X(1)

(1)
Chair of the committee.

Audit Committee
Our Audit Committee is composed of Lawrence M. Alleva, Willard H. Dere and Andrew A. F. Hack, with Mr. Alleva serving as Chair of the committee. The Board of Directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of Nasdaq. The Board of Directors has determined that Mr. Alleva and Dr. Hack are “audit committee financial experts” within the meaning of SEC regulations and applicable listing standards of Nasdaq. The Audit Committee’s responsibilities include:
•
evaluating, determining the selection of, and, if necessary, determining the replacement or rotation of the independent auditor, the lead audit partner, and any other active audit engagement team;

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pre-approving or approving all auditing services and all permitted non-audit services by the independent auditor and pre-approving the related fees;

•
ensuring the receipt of, reviewing, evaluating, and discussing formal written reports from the independent auditor regarding the auditor’s independence, engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact its objectivity and independence, and taking, or recommending that the Board takes, appropriate action to oversee the independent of the independent auditor;

•
establishing hiring policies for employees or former employees of the independent auditors;

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(i) obtaining and reviewing a report from the independent auditor describing the firm’s internal quality-control procedures and any material issues raised by the most recent quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (ii) assessing the auditor’s independence and all relationships between the independent auditor and the Company;

•
obtaining assurance from the independent auditors that, to the extent applicable, Section 10A(b) of the Exchange Act has not been implicated;

•
reviewing with the independent auditor the overall scope and plans for audits; reviewing with the independent auditor any noteworthy audit problems or difficulties;

•
reviewing and discussing with management and the independent auditor the scope of the Company’s system of internal controls, its financial and critical accounting practices, and its policies relating to risk assessment and management;

•
reviewing disclosures about any significant deficiencies or material weaknesses in the design or operation of the Company’s system of internal controls and any fraud involving management or employees playing a significant role in the Company’s system of internal controls;

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reviewing any special steps or remedial measures adopted in light of material control weaknesses or significant deficiencies, if any;

•
reviewing, to the extent applicable, the Company’s internal controls report and the independent auditor’s internal controls report prior to the filing of any reports;

•
reviewing with management the Company’s procedures and practices designed to provide reasonable assurance that (i) the Company’s books, records, accounts, and internal accounting controls are established and maintained in compliance with the Foreign Corrupt Practices Act of 1977 and similar laws and regulations to which the Company is subject, and (ii) there are adequate company-level controls in place to prevent or detect (A) any improper or illegal disbursement of corporate funds or property of value or (B) the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company be in compliance with such laws and regulations;

•
receiving and reviewing reports of the independent auditor discussing (i) all critical accounting policies and practices used in the preparation of the Company’s financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles, or GAAP, that have been discussed with management, the ramifications of the use of such alternatives and the treatment preferred by the independent auditor and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

•
discussing with management and the independent auditor changes in the Company’s critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures, and regulatory and accounting initiatives;

•
reviewing and discussing with management and the independent auditor the annual and quarterly financial statements and management’s discussion and analysis of financial condition and results of operations of the Company prior to the filing of the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q; discussing results of the annual audit and quarterly reviews and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards, including Auditing Standard No. 1301; discussing with management and the independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgements, including a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters, and the clarity of disclosure in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures in “Management’s Discussion and Analysis of Financial Condition of Results of Operations” in its annual reports on Form 10-K and quarterly reports on Form 10-Q;

•
reviewing, or establishing standards for the type of information and the type of presentation of such information to be included in, earnings press releases;

•
discussing with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports, if any, that raise material issues regarding, or call into question the integrity of, the Company’s financial statements or accounting policies;

•
reviewing material pending legal proceedings and other contingent liabilities involving the Company;

•
establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters;

•
assisting the Board of Directors in its oversight of risk;

•
overseeing the integrity of the Company’s information technology systems, processes, and data, and shall periodically, at its discretion, (i) review and assess with management the adequacy of controls and security for the Company’s information technology systems, process and data, and (ii) the Company’s contingency plans in the event of a breakdown or security breach affecting the Company’s information technology systems; and

•
reviewing and approving all “related party transactions” in accordance with Company policy.

During the year ended December 31, 2019, the Audit Committee met nine times. The report of the Audit Committee is included in this proxy statement under “Audit Committee Report.”
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is composed of Mr. Alleva and Drs. Dere and Huber, with Dr. Dere serving as Chair of the committee. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable listing standards of Nasdaq. The Nominating and Corporate Governance Committee’s responsibilities include:
•
identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by the Board, receiving nominations for such qualified individuals and reviewing recommendations put forward by the Chief Executive Officer, and recommending to the Board the director nominees for the next annual meeting of stockholders, taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of the Board;

•
recommending to our Board of Directors the classes of the Board on which nominees should serve;

•
establishing a policy under which stockholders of the Company may recommend a candidate for consideration for nomination as a director;

•
if a vacancy on the Board or any Board committee occurs, identifying and recommending to the Board qualified candidates to fill such vacancy;

•
developing and recommending to the Board a set of corporate governance guidelines applicable to the Company that address, at a minimum, the following subjects: (i) director qualification standards, (ii) director responsibilities, (iii) director access to management and, as necessary and appropriate, independent advisors, (iv) director compensation, (v) director orientation and continuing education, and (vi) annual performance evaluations of the Board;

•
reviewing the corporate governance guidelines and recommending changes as necessary;

•
articulating to each director what service on the Board entails;

•
reviewing the Company’s practices and policies with respect to directors, including retirement policies, the size of the Board, service of non-employee directors, the meeting frequency of the Board and the structure of Board meetings;

•
recommending to the Board or to the appropriate committee thereof processes for annual evaluations of the performance of the Board and the appropriate committees thereof and overseeing such evaluation processes;

•
reviewing the functions, duties, and composition of the committees of the Board;

•
reviewing Company policies with respect to significant issues of corporate public responsibility;

•
considering and reporting to the Board any questions of possible conflicts of interest of members of the Board;

•
overseeing the systems and processes established by the Company to ensure compliance with the Company’s Code of Business Conduct and Ethics; and

•
providing for new director orientation and continuing education for existing directors on a periodic basis.

During the year ended December 31, 2019, the Nominating and Corporate Governance Committee met three times.
Compensation Committee
Our Compensation Committee is composed of Mr. Mott and Drs. Hack and Hege, with Mr. Mott serving as Chair of the committee. The Board of Directors has determined that each member of the Compensation Committee is “independent” as defined under the applicable listing standards of Nasdaq and meets the independence criteria set forth in Rule 10C-1. The Compensation Committee’s responsibilities include:
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reviewing and establishing the Company’s overall management compensation benefits philosophy and policies;

•
reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, or the CEO, evaluating the performance of the CEO in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by the Board), recommending to the Board for approval the compensation level for the CEO based on such evaluation, with the deliberations and voting on the CEO’s compensation to be conducted without the CEO present;

•
reviewing and approving corporate goals and objectives relevant to the compensation of the officers of the Company who report directly to the CEO and all officers (other than the CEO) who are “insiders” subject to Section 16 of the Exchange Act, or the Senior Officers, evaluating the performance of the Senior Officers in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determining and approving, or recommending to the Board for approval, the compensation levels for the Senior Officers;

•
making recommendations to the Board about the compensation of the members of the Board;

•
reviewing and administering the Company’s equity-based compensation plans, management incentive compensation plans and deferred compensation plans and making recommendations to the Board about amendments to such plans and the adoption of any new compensation plans;

•
recommending to the Board any ownership guidelines for the CEO, the Senior Officers, other executives and non-employee directors, and periodically assessing these guidelines and recommending revisions as appropriate;

•
producing, if required, a compensation committee report on executive compensation for inclusion in the Company’s Annual Report on Form 10-K and its annual proxy statement;

•
reviewing and approving all employment contracts and other compensatory, severance, and change-in-control arrangements for the CEO and the Senior Officers;

•
establishing and reviewing policies and procedures with respect to perquisites;

•
reviewing the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking; reviewing and discussing the relationship between risk management policies and practices and compensation, and evaluating compensation policies and practices that could mitigate any such risk; and

•
overseeing the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company based on guidelines developed and recommended by the Compensation Committee to the Board.

Our Compensation Committee may delegate any of the responsibilities of the full committee described above to subcommittees and may delegate the determination of compensation under approved compensation programs to the CEO and/or Senior Officers, except that compensation actions affecting the CEO or Senior Officers may not be so delegated. During the year ended December 31, 2019, the Compensation Committee met three times.
Compensation Consultant
As a part of determining compensation for our named executive officers, the Compensation Committee engaged Pearl Meyer & Partners, LLC, or Pearl Meyer, as its independent compensation consultant during 2019. Pearl Meyer provided analysis and recommendations to the Compensation Committee regarding:
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trends and emerging topics with respect to executive compensation;

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peer group selection for executive compensation comparisons;

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compensation practices of our peer group;

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compensation programs for executives, directors, and our employees generally; and

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equity plan utilization and related metrics.

When requested, Pearl Meyer consultants attend meetings of the Compensation Committee, including executive sessions. Pearl Meyer reports to the Compensation Committee and not to management, although Pearl Meyer meets with management for purposes of gathering information for its analyses and recommendations.
In determining to engage Pearl Meyer, the Compensation Committee considered Pearl Meyer’s independence, taking into consideration relevant factors, including the absence of other services provided to the Company by Pearl Meyer, the amount of fees the Company paid to Pearl Meyer as a percentage of its respective total revenue, its policies and procedures that are designed to prevent conflicts of interest, any business or personal relationships its individual compensation advisors have with an executive officer of the Company, any business or personal relationships its individual compensation advisors have with any member of the Compensation Committee and any stock of the Company owned by Pearl Meyer and its individual compensation advisors. The Compensation Committee determined, based on its analysis in light of all relevant factors, including the factors listed above, that the work of Pearl Meyer and its individual compensation advisors as compensation consultants to the Compensation Committee has not created any conflicts of interest, and that Pearl Meyer is independent pursuant to the independence standards set forth in the Nasdaq listing standards promulgated pursuant to Section 10C of the Exchange Act.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. For a description of transactions between us and members of our Compensation Committee and affiliates of such members, please see “Certain Relationships and Related Party Transactions.”
Risks Related to Compensation Practices and Policies
The Compensation Committee maintains a pay-for-performance compensation philosophy, but also recognizes that providing certain types of compensation incentives may inadvertently motivate individuals to act in ways that could be detrimental to the Company in order to maximize personal compensation. To minimize such risk, the Compensation Committee reviews at least annually the overall structure and components of our compensation program and, with respect to our executive officers, the levels of compensation under such program. The Compensation Committee has reviewed our compensation program and has determined that it does not encourage inappropriate actions or risk taking and is not reasonably likely to have a material adverse effect on our business. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage our executive officers to assume excessive risks. We believe that our compensation program, current business process and planning cycle fosters the behaviors and controls that would mitigate the potential for adverse risk caused by the action of our executives, including the following:
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base salaries that are consistent with our executive officers’ responsibilities and market comparables and that are established to ensure that our executive officers would not be motivated to take excessive risks to achieve a reasonable level of financial security;

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corporate objectives for our annual bonus program for our executive officers that are consistent with our annual operating and strategic plans, that are designed to achieve the proper risk/reward balance, and that should not require excessive risk taking to achieve;

•
the mix between fixed and variable, annual and long-term and cash and equity compensation is designed to encourage strategies and actions that balance our short-term and long-term best interests; and

•
stock option and restricted stock unit (RSU) awards vest over a period of time, which we believe encourages executives to take a long-term view of our business.

Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. A copy of our Code of Business Conduct and Ethics may be accessed free of charge by visiting our website at www.mersana.com and going to the “Corporate Governance” tab under the “Investors & Media” section, or by requesting a copy in writing from our Secretary at our Cambridge, Massachusetts office. We intend to post on our website any amendment to, or waiver under, a provision of the Code of Business Conduct and Ethics that applies to our directors and certain of our executive officers within four business days following the date of such amendment or waiver.
A copy of the Corporate Governance Guidelines may also be accessed free of charge by visiting our website at www.mersana.com and going to the “Corporate Governance” tab under the “Investors & Media” section, or by requesting a copy in writing from our Secretary at our Cambridge, Massachusetts office.

EXECUTIVE OFFICERS
Below is a list of the names, ages as of March 31, 2020 and positions, and a brief account of the business experience of the individuals who serve as our executive officers.
Name	Age	Position
Anna Protopapas	55	Chief Executive Officer and President; Director (Class III)
Brian DeSchuytner	42	Senior Vice President, Finance & Product Strategy
Dirk Huebner, M.D.	57	Chief Medical Officer
Eva M. Jack	52	Chief Business Officer
Michael Kaufman, Ph.D.	62	Senior Vice President of Chemistry, Manufacturing and Controls
Timothy B. Lowinger, Ph.D.	56	Chief Science and Technology Officer
EXECUTIVE OFFICER BIOGRAPHIES
Biographical information for Anna Protopapas, our Chief Executive Officer and President, is included herein under “Director Biographies — Class III Director Nominees.”
Brian DeSchuytner has served as our Senior Vice President, Finance and Product Strategy, since June 2019. Previously, Mr. DeSchuytner worked at Tesaro as Vice President, ZEJULA Commercial from January 2017 to June 2019. Prior to that, he held successively senior roles at Millennium Pharmaceuticals, a wholly owned subsidiary of Takeda Pharmaceuticals focused on oncology, from June 2009 to January 2017. He received a B.A. in Biophysical Chemistry from Dartmouth College and an M.B.A., concentrating in Finance and Health Care Management, from the Wharton School of the University of Pennsylvania.
Dirk Huebner, M.D.,has served as our Chief Medical Officer since November 2018. Previously, from August 2017 to November 2018, Dr. Huebner served as Vice President, Head of Development, for Boston Biomedical. Prior to that, he spent six years at Millennium Pharmaceuticals, a wholly owned subsidiary of Takeda focused on oncology, as Executive Medical Director. Prior to that, he held roles of increasing leadership and responsibility in global clinical drug development at Genzyme, Roche, and Bristol-Myers Squibb. Dr. Huebner received his M.D. from the Free University in Berlin, Germany and pursued a medical residency in the Department of Urology, University Hospital Eppendorf, Hamburg.
Eva M. Jack has served as our Chief Business Officer since November 2013. Previously, from 2012 to 2013, she served as a consultant to various biotech companies and investors on business and financing strategies. Before that, she served as Chief Business Officer of Pulmatrix from 2010 to 2012. Before Pulmatrix, she spent six years at MedImmune, the worldwide biologics unit of AstraZeneca, as Managing Director of MedImmune Ventures, overseeing investments in private biotechnology companies, and as a Director in MedImmune’s Business Development group. Earlier in her career, Ms. Jack held a variety of positions at Intel Corp. Ms. Jack received a B.A. from the University of Virginia and a master’s in health sciences from The Johns Hopkins University.
Michael Kaufman, Ph.D., has served as our Senior Vice President of Chemistry, Manufacturing and Controls since February 2016. Previously, from 2012 to 2016, Dr. Kaufman served as Vice President, Technical Development at Biogen, Inc. Before Biogen, Dr. Kaufman spent 10 years at Millennium Pharmaceuticals, prior to and after it became a wholly owned subsidiary of Takeda Pharmaceuticals, most recently as Vice President, Pharmaceutical Sciences. Before that, he spent 15 years at Merck and Co., Inc. serving in various roles. Dr. Kaufman received a B.S. in Chemistry from the State University of New York, Stony Brook and a Ph.D. in Physical Organic Chemistry from the University of California, Berkeley.
Timothy B. Lowinger, Ph.D., has served as our Chief Science and Technology Officer since August 2019, and prior to that served as our Chief Scientific Officer since February 2008. Previously, Dr. Lowinger worked at Bayer Pharmaceuticals in the United States, Japan and Germany. He received a B.Sc. (Hons.) in Chemistry and a Ph.D. in Synthetic Organic Chemistry from the University of British Columbia and was a Merck Postdoctoral Fellow at the Ohio State University.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Introduction
This section provides an overview of the compensation awarded to, earned by, or paid to our principal executive officer and our next two most highly compensated executive officers in respect of their service to the Company for our fiscal year ended December 31, 2019. We refer to these individuals as our named executive officers. Our named executive officers for the fiscal year ended December 31, 2019 were:
•
Anna Protopapas, our Chief Executive Officer and President;

•
Dirk Huebner, M.D., our Chief Medical Officer; and

•
Brian DeSchuytner, our Senior Vice President, Finance & Product Strategy.

Overview
Our executive compensation program is designed to attract, retain and reward key employees, to incentivize them based on the achievement of key performance goals, and to align their interests with the interests of our stockholders. Our Compensation Committee is responsible for determining the compensation of our executive officers, other than our Chief Executive Officer, and for making recommendations with respect to our Chief Executive Officer’s compensation to our Board of Directors. In 2019, our Compensation Committee engaged Pearl Meyer as its independent compensation consultant, as described in further detail under “Compensation Consultants” above. Pearl Meyer assisted our Compensation Committee in, among other things, evaluating our executive compensation program and assessing its competitiveness and developing a list of peer companies to be used for executive compensation-related purposes. The peer group consists of comparable early stage life sciences companies, many of which are either oncology-focused or compete with us for talent locally. The companies were selected and were determined to be appropriate based on market capitalization, employee headcount and annual research and development related expenses. Pearl Meyer also supplemented the peer group information with published survey data, which provided a broader market perspective. Our Chief Executive Officer makes recommendations to our Compensation Committee regarding the compensation of our executive officers other than herself. Our Compensation Committee may take into account these recommendations and information provided by our independent compensation consultant but is ultimately responsible for determining (or recommending, in the case of our Chief Executive Officer) the compensation of our executive officers.
The compensation of our named executive officers consists of base salary, annual cash bonuses and equity awards, as well as employee benefits that are made available to our salaried employees generally. Each of our named executive officers is party to a letter agreement with us that sets forth the terms and conditions of the executive’s employment with us. Each letter agreement provides for at-will employment with us. Each letter agreement sets forth the executive’s base salary, which is eligible for potential discretionary merit increases, and target annual performance bonus (expressed as a percentage of base salary). Each of our named executive officers is also party to our standard nondisclosure, noncompetition and assignment of intellectual property agreement. Pursuant to their letter agreements, each of the named executive officers is also entitled to certain compensation and benefits upon termination of his or her employment in certain circumstances, including following a change in control, as described under “Payments on Termination of Employment or Change in Control” below.
Base Salary and Annual Bonuses
Base salaries and target annual bonuses for our named executive officers are annually reviewed by our Compensation Committee. Our Compensation Committee determines any base salary and target annual bonus increases for our named executive officers, other than our Chief Executive Officer, and recommends any such increases for our Chief Executive Officer to our Board of Directors. In 2019, Ms. Protopapas’s annual base salary was increased to $533,000 (from $515,000 in 2018), based on recommendations from Pearl Meyer to align Ms. Protopapas’s annual base salary with that of chief executive officers of similarly positioned publicly traded peer group companies. The annual base salaries for Dr. Huebner and Mr. DeSchuytner for 2019 were determined, after reviewing market data provided by Pearl Meyer as well as their prior base salary levels, in connection with their hire in November 2018 and July 2019, respectively, and were not subsequently increased in 2019. Dr. Huebner’s 2019 annual base salary was $460,000, and Mr. DeSchuytner’s annual base salary for 2019 was $380,000, which was prorated based on his employment start date of July 10, 2019.
Each of our named executive officers was eligible to receive an annual bonus for 2019 based upon the achievement of corporate performance goals and, in the case of Dr. Huebner and Mr. DeSchuytner, individual performance goals. For 2019, the target annual bonus, as percentage of the named executive officer’s annual base salary, was 50% for Ms. Protopapas and 40% for each of Dr. Huebner and Mr. DeSchuytner.
At the beginning of 2019, our Compensation Committee established corporate performance goals relating to, among other things, our clinical-stage development and pipeline product candidates, our platform, strategic partnerships and operations, and established the weighting of each goal. For 2019, Ms. Protopapas’s annual bonus was based 100% on the achievement of corporate performance goals, and our other named executive officers’ bonuses were based 75% on the achievement of corporate performance goals and 25% on the achievement of individual goals, as recommended by Ms. Protopapas and approved by our Compensation Committee. In December 2019, our Compensation Committee evaluated the Company’s performance against the corporate performance goals and approved a 110% level of achievement of the corporate performance goals and, taking into account our Chief Executive Officer’s evaluation of their performance, approved a 100% level of achievement of the individual performance goals for each of Dr. Huebner and Mr. DeSchuytner. Based on these levels of achievement and our Compensation Committee’s recommendation, our Board of Directors approved an annual bonus of $293,150 for 2019 for Ms. Protopapas and our Compensation Committee approved annual bonus payments for 2019 of $197,800 for Dr. Huebner and $78,432 for Mr. DeSchuytner (which was prorated based on his employment start date of July 10, 2019).
Equity Compensation
Our named executive officers are eligible to receive equity-based compensation, which has historically been granted in the form of stock options. In July 2019, our Board of Directors and Compensation Committee approved an RSU grant to substantially all of our employees, including our named executive officers (other than Mr. DeSchuytner, due to his employment start date of July 10, 2019) to encourage retention. Prior to our initial public offering, all equity awards were granted under our 2007 Stock Incentive Plan. In connection with our initial public offering, our Board of Directors approved our 2017 Stock Incentive Plan. Following its adoption, all equity awards have been granted under our 2017 Stock Incentive Plan and no further equity awards may be granted under our 2007 Stock Incentive Plan. Each outstanding stock option has a ten-year term and an exercise price per share equal to the fair market value of a share of our common stock on the date of grant.
Each named executive officer’s initial stock option grant vests as to 25% of the shares on the first anniversary of option’s vesting commencement date and vests in equal quarterly installments thereafter, becoming fully vested and exercisable on the fourth anniversary of the vesting commencement date, generally subject to the named executive officer’s continued employment. Subsequent stock option grants vest in equal quarterly installments over four years, generally subject to the named executive officer’s continued employment.
In 2019, Ms. Protopapas was granted an option to purchase 217,500 shares of our common stock, which vests in equal quarterly installments over four years, generally subject to the Ms. Protopapas’ continued employment. Dr. Huebner was granted an option in connection with his hire in November 2018 and was not granted any options in 2019. Mr. DeSchuytner was granted an option to purchase 240,000 shares of our common stock, which vests as to 25% of the shares on July 10, 2020, the first anniversary of his employment start date, and as to the remainder of the shares on a quarterly basis over the following three years, generally subject to his continued employment. In July 2019, as part of the all employee grant described above, Ms. Protopapas was granted 100,000 RSUs and Dr. Huebner was granted 40,000 RSUs. The RSUs vest in full on July 15, 2021, generally subject to the named executive officer’s continued employment through such vesting date.
See the “Outstanding Equity Awards at Fiscal Year-End Table” below for more information regarding equity held by our named executive officers as of December 31, 2019.

Employee Benefits Plans
We currently provide broad-based health and welfare benefits that are available to all of our employees, including our named executive officers, including health insurance, life and disability insurance and dental insurance. In addition, we maintain an employee stock purchase plan, under which eligible employees may elect to purchase shares of our common stock, and a 401(k) retirement plan, under which eligible employees may elect to reduce their current compensation and have the amount of such compensation reduction contributed to the 401(k) plan on their behalf. The 401(k) plan also permits us to make discretionary employer contributions up to the limits allowed by law. In 2019, we made discretionary matching contributions to 401(k) plan. The amount of the discretionary matching contributions made in respect of our named executive officers for 2019 are included in the “Summary Compensation Table” below. Other than the 401(k) plan, we do not provide any qualified or non-qualified retirement or deferred compensation benefits to our employees, including our named executive officers.
Summary Compensation Table
The following table sets forth the compensation awarded to, earned by, or paid to our named executive officers in respect of their service to the Company for the fiscal years ended December 31, 2019 and, if applicable, December 31, 2018.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Anna Protopapas Chief Executive Officer and President	2019	533,000	400,000	506,645	293,150	7,000	1,739,795
	2018	515,000	—	1,879,900	206,000	6,000	2,606,900
Dirk Huebner, M.D.(5) Chief Medical Officer	2019	460,000	160,000	—	520,800(6)	7,000	1,147,800
Brian DeSchuytner(7) Senior Vice President, Finance & Product Strategy	2019	180,013	—	637,128	78,432	—	895,573

(1)
Amounts represent the aggregate grant date fair value of RSU awards granted to our named executive officers in 2019, computed in accordance with FASB ASC Topic 718 and excluding the effect of estimated forfeitures. The assumptions used in the valuation of these RSU awards are set forth in Note 11 to our financial statements included in our Annual Report on Form 10-K.

(2)
Amounts represent the aggregate grant date fair value of stock option awards granted to our named executive officers in 2018 and 2019, as applicable, computed in accordance with FASB ASC Topic 718 and excluding the effect of estimated forfeitures. The assumptions used in the valuation of these option awards are set forth in Note 11 to our financial statements included in our Annual Report on Form 10-K.

(3)
Unless otherwise stated, amounts represent the annual cash bonuses paid to our named executive officers for 2018 and 2019, as applicable.

(4)
Amounts represent 401(k) matching contributions for 2018 and 2019, as applicable.

(5)
Dr. Huebner’s employment with us began on November 27, 2018. No amounts are reported for Dr. Huebner for 2018 because he was not a named executive officer for 2018.

(6)
Consists partially of a one-time sign-on bonus payment of $150,000 and a one-time bonus recoupment payment of $173,000, each which were actually paid to Dr. Huebner in 2019.

(7)
Mr. DeSchuytner’s employment with us began in July 10, 2019. The salary and bonus amounts reported in the table represent the amounts actually earned by him for 2019 after commencing employment with us.

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information concerning the outstanding equity awards held by each of our named executive officers as of December 31, 2019.
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($/share)	Option expiration date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of That Have Not Vested(1) ($)
Anna Protopapas	748,366	0	1.53	5/7/2025		$
	129,154	29,804(2)	4.1	8/29/2026		$
	45,832	20,834(3)	6.98	3/13/2027		$
	87,500	112,500(4)	14.23	2/1/2028		$
	40,780	176,720(5)	3.51	1/22/2029		$
					100,000(6)		$573,000
Dirk Huebner, M.D.	25,000	75,000(7)	5.3	11/29/2028		$
					40,000(8)		$229,200
Brian DeSchuytner	0	240,000(9)	3.99	7/9/2029		$

(1)
The market value of the RSU awards is based on the closing price of our common stock as reported on the Nasdaq Global Select Market on December 31, 2019, which was $5.73.

(2)
Represents an option to purchase 158,958 shares of our common stock granted on August 30, 2016, which vests in equal quarterly installments through July 1, 2020, generally subject to Ms. Protopapas’s continued employment through each applicable vesting date.

(3)
Represents an option to purchase 66,666 shares of our common stock granted on March 14, 2017, which vests in equal quarterly installments through March 14, 2021, generally subject to Ms. Protopapas’s continued employment through each applicable vesting date.

(4)
Represents an option to purchase 200,000 shares of our common stock granted on February 2, 2018, which vests in equal quarterly installments through February 2, 2022, generally subject to Ms. Protopapas’s continued employment through each applicable vesting date.

(5)
Represents an option to purchase 217,500 shares of our common stock granted on January 23, 2019, which vests in equal quarterly installments through January 23, 2023, generally subject to Ms. Protopapas’s continued employment through each applicable vesting date.

(6)
Represents an award of 100,000 RSUs, which vests in full on July 15, 2021, generally subject to Ms. Protopapas’s continued employment through such vesting date.

(7)
Represents an option to purchase 100,000 shares of our common stock granted on November 30, 2018, which vested as to 25% of the shares on November 30, 2019 and vests as to the remainder of the shares in quarterly installments thereafter through November 30, 2021, generally subject to Dr. Huebner’s continued employment through each applicable vesting date.

(8)
Represents an award of 40,000 RSUs, which vests in full on July 15, 2021, generally subject to Dr. Huebner’s continued employment through such vesting date.

(9)
Represents an option to purchase 240,000 shares of our common stock granted on July 10, 2019, which vests as to 25% of the shares on July 10, 2020 and as to the remainder of the shares in quarterly installments thereafter through July 10, 2023, generally subject to Mr. DeSchuytner’s continued employment through each applicable vesting date.

Payments on Termination of Employment or Change in Control
Pursuant to their letter agreements, each of Ms. Protopapas, Dr. Huebner and Mr. DeSchuytner are entitled to severance payment and benefits upon terminations of their employment in certain circumstances, including following a change in control, as summarized below. The terms “cause,” “good reason” and “change in control” referred to below are defined in the applicable letter agreement.
Termination of Employment without Cause or for Good Reason.   If the executive’s employment is terminated by us without cause or by the executive for good reason, the executive will be entitled to receive continued payment of his or her base salary for twelve months, for Ms. Protopapas, or nine months, for Dr. Huebner and Mr. DeSchuytner, following such termination of employment. In addition, if the executive elects to continue coverage in our group health plans, we will pay a portion of the COBRA or state law premiums equal to the excess of the cost of such premiums over the amount the executive would have paid for coverage for the executive, his or her spouse and dependents had the executive remained employed by the Company, for twelve months, for Ms. Protopapas, or nine months, for Dr. Huebner and Mr. DeSchuytner.
Termination of Employment without Cause or for Good Reason following a Change in Control.   If the executive’s employment is terminated by us without cause or by the executive for good reason, in either case, within twelve months following a change in control, the executive will be entitled to receive a lump sum payment equal to the sum of (i) eighteen months’ of base salary, for Ms. Protopapas, or twelve months’ of base salary, for Dr. Huebner and Mr. DeSchuytner, and (ii) the executive’s target annual bonus, multiplied by 1.5, for Ms. Protopapas, or one, for Dr. Huebner and Mr. DeSchuytner. If the executive elects to continue coverage in our group health plans, we will pay a portion of the COBRA or state law premiums equal to the excess of the cost of such premiums over the amount the executive would have paid for coverage for the executive, his or her spouse and dependents had the executive remained employed by the Company, for eighteen months, for Ms. Protopapas, or twelve months, for Dr. Huebner and Mr. DeSchuytner. In addition, any stock options or other equity-based awards held by the executive, to the extent outstanding immediately prior to such termination of employment, will vest in full as of immediately prior to such termination.
Severance subject to release of claims and continued compliance with restrictive covenants.   Our obligation to provide an executive with severance payments and other benefits under the executive’s letter agreement is conditioned on the executive signing (and not subsequently revoking) an effective release of claims in favor of the company and the executive’s continued compliance with his or her nondisclosure, noncompetition and assignment of intellectual property agreement.
Section 280G.   In the event that all or any portion of the payments or benefits provided under an executive’s letter agreement would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, the executive will be entitled to receive an amount equal to the greater of (i) the amount of such payments or benefits reduced so that no portion of the payments and benefits would fail to be deductible under Section 280G of the Internal Revenue Code, or (ii) the amount otherwise payable reduced by all taxes, including the excise tax imposed under Section 4999 of the Internal Revenue Code.
Director Compensation
In connection with our initial public offering in 2017, our Board of Directors adopted a non-employee director compensation policy. In June 2019, our Compensation Committee, in consultation with Pearl Meyer, reviewed compensation levels under this policy compared to the compensation paid to non-employee directors of companies in our executive compensation peer group. Following this review, in June 2019, our Compensation Committee recommended, and our Board of Directors approved, the following changes to our non-employee director compensation policy, in each case, effective as of July 1, 2019:
•
The annual cash fee for our non-employee directors was increased from $35,000 to $40,000 per year;

•
The annual cash fee for the Chair of our Board of Directors was increased from $65,000 to $70,000 per year;

•
The initial option granted to each non-employee director who is first elected to our Board of Directors was changed from an option to purchase 20,000 shares of our common stock to an option to purchase the lesser of 50,000 shares of our common stock or the number of shares of our common stock that would result in the option having a grant date fair value of approximately $270,000; and

•
The annual option granted to each non-employee director was changed from an option to purchase 10,000 shares of our common stock to an option to purchase the lesser of 25,000 shares of our common stock or the number of shares of our common stock that would result in the option having a grant date fair value of approximately $135,000.

Under our amended non-employee director compensation policy, our non-employee directors are compensated as follows:
•
each non-employee director will receive an annual cash fee of $40,000 ($70,000 for the Chair of our Board of Directors);

•
each non-employee director who is a member of our Compensation Committee will receive an additional annual cash fee of $5,000 ($10,000 for the Chair of our Compensation Committee);

•
each non-employee director who is a member of our Nominating and Corporate Governance Committee will receive an additional annual cash fee of $4,000 ($8,000 for the Chair of our Nominating and Corporate Governance Committee);

•
each non-employee director who is a member of our Audit Committee will receive an additional annual cash fee of $7,500 ($15,000 for the Chair of our Audit Committee);

•
each non-employee director who is first elected or appointed to our Board of Directors will be granted an initial option under our 2017 Stock Incentive Plan to purchase the lessor of (a) 50,000 shares of our common stock, or (b) a number of shares that would result in the option having a grant date fair value approximately equal to $270,000, with the number of shares of common stock determined in accordance with FASB ASC Topic 718 (or any successor provision) based on the closing price of a share of common stock on the date of such non-employee director’s initial election; and

•
on an annual basis, each non-employee director (other than a director who is first elected to our Board of Directors during the calendar year of such annual meeting (including, for the avoidance of doubt, at the time of the annual meeting)) will be granted an option under our 2017 Stock Incentive Plan to purchase the lessor of (a) 25,000 shares of our common stock, or (b) a number of shares that would result in the option having a grant date fair value approximately equal to $135,000, with the number of shares of common stock determined in accordance with FASB ASC Topic 718 (or any successor provision) based on the closing price of a share of common stock on the date of the annual meeting of stockholders.

The stock options granted to our non-employee directors have a per share exercise price equal to the fair market value of a share of our common stock on the date of grant and expire not later than ten years after the date of grant. The initial stock options granted to non-employee directors upon the non-employee director’s initial election or appointment to our Board of Directors vest in equal quarterly installments over a three-year period following the date of grant, generally subject to such director’s continued service. The annual stock options granted to our non-employee directors vest in full upon the earlier of the first anniversary of the date of grant or the date of the following annual meeting of stockholders, generally subject to the director’s continued service. Any initial stock options and annual stock options granted to our non-employee directors that are then outstanding automatically accelerate and become fully vested and exercisable upon the non-employee director’s death or termination of service due to disability or upon a change in control. In addition, each non-employee director has the right to elect to receive all or a portion of his or her annual cash fee for service on our Board of Directors (not including any fees for committee service) under the non-employee director compensation policy in the form of options to purchase shares of our common stock having a grant date fair value approximately equal to such annual cash fee (or portion thereof). Any such election must be made before the January 1st of the year to which the election relates, and the number of shares of our common stock subject to any such option will be determined in accordance with FASB ASC Topic 718 (or any successor provision) based on the closing price of a share of our common stock on the last business day of the calendar year in which the election is made. Any such stock options will vest in equal quarterly installments over a one-year period, generally subject to the director’s continued service. For 2019, Messrs. Alleva and Mott and Dr. Dere each elected to receive his or her annual Board retainer in the form of a stock option grant.
All cash fees are paid quarterly, in arrears, or upon the earlier resignation or removal of the non-employee director. The amount of each payment is prorated for any portion of a calendar quarter that a non-employee director is not serving on our Board of Directors.
Each non-employee director is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee on which he or she serves.
The following table sets forth a summary of the compensation we paid to our non-employee directors during 2019. Ms. Protopapas, our President and Chief Executive Officer, received no compensation for her services as a director in 2019 and, as a result, is not included in the table below. The compensation received by Ms. Protopapas for her services as an employee is described in the “Summary Compensation Table” above and the accompanying narrative description.
Name(1)	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Lawrence M. Alleva	21,500	105,071(2)	—	126,571
Willard Dere, M.D.	18,000	105,071(2)	—	123,071
Andrew A. F. Hack, M.D., Ph.D.	50,000	68,120(3)	—	118,120
Kristen Hege, M.D.	42,500	68,120(2)	—	110,620
David Mott	12,500	136,742(2)	—	149,242

(1)
The aggregate number of shares of our common stock underlying stock options outstanding as of December 31, 2019, for non-employee members of the Board of Directors were: Mr. Alleva: 72,179; Dr. Dere: 58,619; Dr. Hack: 87,222; Dr. Hege: 90,782; and Mr. Mott: 66,903.

(2)
Amounts represent cash fees paid to non-employee directors for 2019, including cash fees Messrs. Alleva and Mott and Dr. Dere elected to receive in the form of a stock option grant, as set forth in the table below. Cash fees paid with respect to services performed prior to July 2019 were determined under the pre-amended non-employee director compensation policy.

Name	Cash Fees paid in the form of Stock Options ($)	Shares Subject to Stock Options In respect of Cash Fees (#)
Lawrence M. Alleva	35,000	13,619
Willard Dere, Ph.D.	35,000	13,619
David Mott	65,000	25,292
(3)
Amounts represent the aggregate grant date fair value of stock option awards granted to our non-employee directors in 2019, computed in accordance with FASB ASC Topic 718 and excluding the effect of estimated forfeitures. The assumptions used in the valuation of these option awards are set forth in Note 11 to our financial statements included in our Annual Report on Form 10-K. Pursuant to SEC rules, the value of options granted to Messrs. Alleva and Mott and Dr. Dere in connection with their election to receive their annual Board retainer in the form of stock options has not been included in this column and instead the amount of such retainers are included under “Fees Earned or Paid in Cash”.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2019. As of December 31, 2019, we had three equity compensation plans, each of which was approved by our stockholders: our 2007 Stock Incentive Plan, our 2017 Stock Incentive Plan, and our 2017 Employee Stock Purchase Plan, or 2017 ESPP.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)(1)	Weighted average exercise price of outstanding options and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by security holders	4,720,772	$5.24	1,786,672
Equity compensation plans not approved by security holders	—	—	—
Total	4,720,772	$5.24	1,786,672(4)

(1)
Includes shares subject to options to purchase shares of our common stock and awards of RSUs.

(2)
Determined without taking into account RSUs, which do not have an exercise price.

(3)
As of December 31, 2019, (i) 1,511,587 shares remained available for future issuance under our 2017 Stock Incentive Plan and (ii) 275,085 shares remained available for future issuance under our 2017 ESPP. No shares remained available for future issuance under our 2007 Stock Incentive Plan as of December 31, 2019, but in the event of any forfeitures or cancellations of awards under the 2007 Stock Incentive Plan, up to 2,291,704 shares thereunder may become available for future issuance under our 2017 Stock Incentive Plan.

(4)
Our 2017 Stock Incentive Plan has an evergreen provision that provides for an annual increase in the number of shares available for issuance thereunder to be added on the first day of each fiscal year in an amount equal to 4% of the number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by our Board of Directors. Our 2017 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance thereunder to be added on the first day of each fiscal year in an amount equal to 1% of the total number of shares of our common stock outstanding on the immediately preceding December 31 or such lesser amount determined by our Board of Directors (but in no event may more than 4,725,000 shares become available for issuance under our 2017 ESPP). In January 2020, the number of shares available for issuance under our 2017 Stock Incentive Plan and our 2017 ESPP increased by 1,815,520 and 450,000 shares, respectively.

AUDIT COMMITTEE REPORT
The Audit Committee operates under a written charter approved by the Board, which provides that it is responsible for overseeing the quality of the Company’s financial reports and the Company’s compliance with legal and regulatory requirements. In particular, the Audit Committee reviews and approves (a) the appointment and compensation of the Company’s independent registered public accounting, Ernst & Young LLP, or Ernst & Young, (b) the planned scope of the Company’s annual audit, and (c) any non-audit services that may be performed by Ernst & Young.
The Audit Committee has reviewed the audited consolidated financial statements of Mersana for the year ended December 31, 2019, and has reviewed and discussed these statements with management and Ernst & Young. Mersana management is responsible for preparing the Company’s financial statements and for maintaining an adequate system of: (a) disclosure controls and procedures and (b) internal controls over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of Mersana in conformity with U.S. generally accepted accounting principles and discusses any issues it believes should be raised with the Audit Committee. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee also received from, and discussed with, Ernst & Young the written disclosures and other communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board, or PCAOB.
Ernst & Young also provided the Audit Committee with the written disclosures and the letter required by Rule 3526 (Communications with Audit Committees Concerning Independence) of the PCAOB. PCAOB Rule 3526 requires independent registered public accounting firms annually to disclose in writing all relationships that in their professional opinion may reasonably be thought to bear on independence, to confirm their perceived independence and to engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with Ernst & Young its independence from the Company.
Based on its discussions with management and Ernst & Young, and its review of the representations and information provided by management and Ernst & Young, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Mersana Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the Securities and Exchange Commission.
Members of the Audit Committee of Mersana Therapeutics, Inc.
Lawrence M. Alleva, Chair
Willard H. Dere
Andrew A. F. Hack

Principal Accountant Fees and Services
We regularly review the services and fees of our independent registered public accounting firm. These services and fees are also reviewed by the Audit Committee on an annual basis. The aggregate fees billed for the fiscal years ended December 31, 2018 and 2019 for each of the following categories of services are as follows (in thousands):
Fee Category	2018	2019
Audit Fees	$828,830(1)	$612,571(1)
Audit-Related Fees	$—	$—
Tax Fees(2)	$22,910	$84,290
All Other Fees	$—	$—
Total Fees	$851,740	$696,861

(1)
Audit fees in 2018 and 2019 include fees related to the annual audit of the Company’s financial statements, quarterly review procedures, accounting consultations completed during the audit or interim reviews and comfort letters, consents and assistance with and review of documents filed with the SEC. Audit fees in 2018 were higher than audit fees in 2019 as a result of the Company’s filing of its S-3 registration statement, as well as the adoption of new accounting standards, during that period.

(2)
Tax fees are related to tax compliance, tax advice and tax planning services, including the review and preparation of our federal and state income tax returns.

The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee pre-approves all auditing services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed by Ernst & Young, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with applicable law and listing standards, provided that the decisions of such Audit Committee member or members must be communicated to the Audit Committee at its next scheduled meeting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Except as described below, there have been no transactions since January 1, 2019, in which we were a party, the amount involved exceeded or will exceed $120,000 and in which any related person had a direct or indirect material interest.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. We also maintain a general liability insurance policy, which covers certain liabilities of directors and officers of the Company arising out of claims based on acts or omissions in their capacities as directors or officers.
Related Party Transactions Policy
We have adopted a related party transactions policy that governs the review and approval of related party transactions. Pursuant to this policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable Nasdaq and SEC rules, if such transaction requires pre-approval by the Audit Committee and/or the Board of Directors. If pre-approval is required, such matters will be reviewed at the next regular or special Audit Committee and/or Board of Directors meeting. We may not enter into a related party transaction unless our Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
In accordance with the Company’s certificate of incorporation and bylaws, the Board of Directors is divided into three classes. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Lawrence M. Alleva, David Mott, and Anna Protopapas are the Class III directors whose terms expire at the 2020 Annual Meeting of Stockholders. Messrs. Alleva and Mott and Ms. Protopapas have each been nominated for and agreed to stand for election to the Board of Directors to serve as a Class III director of the Company for three years and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.
Our bylaws provide for a majority voting standard for the election of directors in uncontested elections, which provides that to be elected, a director nominee must receive a greater number of votes FOR his or her election than votes AGAINST such election. The number of votes cast with respect to that director’s election excludes abstentions and broker non-votes with respect to that director’s election. In contested elections where the number of director nominees exceeds the number of directors to be elected, the voting standard will be a plurality of the shares present online or by proxy and entitled to vote.
It is intended that, unless you give contrary instructions, shares represented by proxies will be voted for the election of the nominee listed. Mersana has no reason to believe that the nominee will be unable to serve. In the event that either nominee is unexpectedly unavailable to serve, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may determine that no directors are to be elected at the Annual Meeting. Information relating to each nominee for election as director and for each continuing director, including his or her period of service as a director of Mersana, principal occupation and other biographical material is shown earlier in this proxy statement.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES FOR CLASS III DIRECTORS.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking our stockholders to ratify the Audit Committee’s selection of Ernst & Young LLP, or Ernst & Young, as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Ernst & Young has served as our independent registered public accounting firm since 2013.
The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although ratification is not required by our bylaws or otherwise, the Board of Directors is submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders.
We expect that a representative of Ernst & Young will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

GENERAL MATTERS
Availability of Certain Documents
A copy of our 2019 Annual Report on Form 10-K has been posted on the Company’s website (www.mersana.com) along with this proxy statement. Upon written request, we will mail, without charge, a copy of our 2019 Annual Report on Form 10-K, excluding exhibits. Please send a written request to our Secretary at:
Mersana Therapeutics, Inc.
840 Memorial Drive
Cambridge, MA 02139
Attention: Secretary
Phone: (617) 498-0020
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This practice, referred to as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements.
We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the notice or proxy materials was delivered. You may make a written or oral request by sending a notification to our Secretary at the address or telephone number above, providing your name, your shared address, and the address to which we should direct the additional copy of the notice or proxy materials. Multiple stockholders sharing an address who have received one copy of a mailing and would prefer us to mail each stockholder a separate copy of future mailings should contact us at our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of a mailing and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made through our principal executive offices. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
Stockholder Proposals and Nominations
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.   To be considered for inclusion in next year’s proxy statement, stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received by our Secretary at our principal executive offices no later than the close of business on December 21, 2020, which is 120 days prior to the date that is one year from this year’s mailing date of April 20, 2020.
Requirements for Stockholder Proposals or Director Nominations to be Brought Before an Annual Meeting.   Our bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary at Mersana Therapeutics, Inc., 840 Memorial Drive, Cambridge, MA 02139. The Nominating and Corporate Governance Committee does not have a written policy regarding stockholder nominations, but has determined that it is the practice of such Committee to consider candidates proposed by stockholders if made in accordance with our bylaws. To be timely for the 2021 annual meeting, although not included in the proxy statement, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or after such anniversary date, we must receive the notice not later than the close of business on the tenth day following the day on which we first provide notice or public disclosure of the date of the meeting. Assuming the date of our 2021 annual meeting is not so advanced or delayed, stockholders who wish to make a proposal at the 2021 annual meeting must notify us no earlier than February 12, 2021 and no later than March 14, 2021. Such notice must provide the information required by our bylaws with respect to each matter the stockholder proposes to bring before the 2021 annual meeting.
Contacting the Board of Directors
Stockholders wishing to communicate with the Board of Directors may do so by writing to the Board or to the non-employee members of the Board as a group, at:
Mersana Therapeutics, Inc.
840 Memorial Drive
Cambridge, MA 02139
Attention: Secretary
The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to the Secretary that it is a communication for the Board. Upon receiving such a communication, the Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. Certain items that are unrelated to the Board’s duties and responsibilities may be excluded. The Secretary will not forward any communication determined in his good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.
Other Matters
As of the date of this proxy statement, the Board of Directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

MERSANA THERAPEUTICS, INC.840 MEMORIAL DRIVECAMBRIDGE, MA 02139 VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During the Meeting - Go to www.virtualshareholdermeeting.com/MRSN2020You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FORthe following: For Withhold For AllAllAllExcept To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Class III DirectorsNominees 000 01 David Mott 02 Anna Protopapas03 Lawrence M. AllevaThe Board of Directors recommends you vote FOR the following proposal:ForAgainst Abstain 2To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for theCompany for the fiscal year ending December 31, 2020.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 000 For address change/comments, mark here. (see reverse for instructions) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report on Form 10-K available at www.proxyvote.com .MERSANA THERAPEUTICS, INC. Annual Meeting of Stockholders June 12, 2020 9:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Anna Protopapas and Eva Jack, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MERSANA THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 12, 2020, via live webcast at www.virtualshareholdermeeting.com/MRSN2020, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Address change/comments:(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)Continued and to be signed on reverse side